UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): November 28, 2023
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 4.01 Changes in Registrant’s Certifying Accountant.
(a)    Dismissal of Previous Independent Registered Public Accounting Firm
On November 28, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of First Interstate BancSystem, Inc. (the “Company”) approved the dismissal of its current independent registered public accounting firm, RSM US LLC (“RSM”), in connection with its change to its new independent registered public accounting firm, Ernst & Young LLP (“EY”), for the Company’s fiscal year ending December 31, 2024, as further described below. RSM will complete its current engagement for the fiscal year ending December 31, 2023, including the audit of the Company’s consolidated financial statements for such fiscal year, and such other audits as outlined under the Company’s 2023 audit plan. RSM’s responsibilities as the Company’s independent registered public accounting firm will cease upon completion of those audit engagements.
The reports of RSM on the Company's consolidated financial statements for the fiscal years ended December 31, 2021, and December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2021, and December 31, 2022, and the subsequent interim period from January 1, 2023 through November 28, 2023, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”) and the related instructions thereto) with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference thereto in connection with its reports on the consolidated financial statements of the Company for such years.
During the fiscal years ended December 31, 2021, and December 31, 2022, and the subsequent interim period from January 1, 2023 through November 28, 2023, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided RSM with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S‑K and requested that RSM furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not RSM agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. A copy of RSM’s letter to the SEC dated 30, 2023 is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b)    Appointment of New Independent Registered Public Accounting Firm
On November 28, 2023, the Audit Committee approved the engagement of EY to be the Company’s independent registered public accounting firm to perform independent audit services for the Company beginning with its fiscal year ending December 31, 2024.
During the fiscal years ended December 31, 2021, and December 31, 2022, and the subsequent interim period from January 1, 2023 through November 28, 2023, neither the Company, nor anyone acting on its behalf, consulted EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	16.1	Letter from RSM US LLP, dated November 30, 2023.

	104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 30, 2023

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer